Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Amendment No. 1 to the Annual Report of Data Storage Consulting Services, Inc. (the Company") on Form 10-KSB/A for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. Neil Bernstein , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Date: July 24, 2008	By:	/s/ Neil Bernstein
Neil Bernstein
Chief Financial Officer